Exhibit 3.2.37

[Seal]	ARTICLES OF INCORPORATION	Provided by:	JOSEPH H. HOGSET
	State Form 4159 (RS/11-91)		Secretary of State
	Approved by State Board of Accounts1992		Corporations Division
302 W. Washington St., Rm. E018
Indianapolis, IN 46204
Telephone: (317) 232-6576

799LU0B0698

INSTRUCTIONS:	Use 8 1/2 x 11 inch white paper for inserts.	Indiana Code 23-1-21-2

	Filing requirements – present original and one copy to the address in the upper right corner of this form.	FILING FEE: $90.00

ARTICLES OF INCORPORATION

Indicate the appropriate act

The undersigned, desiring to form a corporation (herein after referred to as “Corporation”) pursuant to the provisions of:

☒ Indiana Business Corporation Law	☐ Indiana Professional Corporation Ac 1983

As amended, executes the following Articles of Incorporation:

ARTICLE I – NAME

Name of Corporation

Southern Indiana Treatment Center Inc.

(the name must contain the word “Corporation”, “Incorporated”, “Limited”, “Company” or an abbreviation of one of these words.)

ARTICLE II – REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:

Name of Registered Agent Corporation Service Company

Address of Registered Office (street or building) 9795 Crosspoint Blvd., Suite 175	City Indianapolis	Indiana	ZIP code 46256

Principal Office: the post office address of the principal office of the Corporation is:

Post office address 9795 Crosspoint Blvd., Suite 175	City Indianapolis	State IN	ZIP code 46256

ARTICLE III – AUTHORIZED SHARES

Number of shares: 1,000 shares of Common Stock without par value

                          If there is more than one class of shares, shares with rights and preferences, list such information on “Exhibit A.”

ARTICLE IV – INCORPORATORS

[the name(s) and address(es) of the incorporators of the corporation]

NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE

Carol K. Dolor	1013 Centre Road	Wilmington	DE	19805

In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true.

This 12th day of February, 1993.

Signature /s/ Carol K. Dolar	Printed name Carol K. Dolor
Signature	Printed name

Signature	Printed name

This instrument was prepared by: (name) Carol K. Dolor, Corporate Agents, Inc.

Address (number, street, city and state) 1013 Centre Road, Wilmington, DE		ZIP code 19805

[Seal]	NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5/4-95)	[Stamp]	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for inserts.	Indiana Code 23-1-24-2 (for profit corporation)
	Present original and two (2) copies to address in upper right corner of this form.	Indiana Code 23-17-6-2 (non-profit corporation) NO FILING FEE
Please TYPE or PRINT.

Name of corporation Southern Indiana Treatment Center, Inc.	Date of Incorporation 2/17/93

Current registered office address (number and street, city, state, ZIP code) 1713 E. 10th Street Jeffersonville, IN 47130

New registered office address (number and street, city, state, ZIP code) Same

Current registered agent (type or print name) Carol McPherson

New registered agent (type or print name) Holly Hasty

STATEMENTS BY REGISTERED AGENT OR CORPORATION

This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.

The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 13th day of October, 1997.

Signature	Title

/s/ Patricia Lewin	President

Southern Indiana Treatment Center, Inc.

1713 E. Tenth Street

Jeffersonville, IN 47130

812-283-4844	FAX 812-283-0056

8-2-99

Already entered

Secretary of State Att. Sue Anne Gilroy

I was advised to put in writing change of address.

Please change President Patricia Lewin’s mailing address to P.O. Box 280, St. Helena, SC 29920

Thank you,

/s/ Patricia Lewin